EXHIBIT 10.49

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                  This Second Amendment is made as of this ____ day of September, 1997, by and among K-TEL INTERNATIONAL (USA), INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel USA"), DOMINION ENTERTAINMENT, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("Dominion"), K-TEL PRODUCTIONS, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Productions"), K-TEL VIDEO, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Video"), K-TEL DIRECT, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Direct"), K-TEL TV, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel TV"), K-TEL CONSUMER PRODUCTS, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel Consumer Products"; K-Tel USA, Dominion, K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products are sometimes herein collectively referred to as the "Borrowers" and each is sometimes individually referred to as a "Borrower"), and TCF NATIONAL BANK MINNESOTA, a national banking association, formerly known and organized as TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Bank").

                                    RECITALS

                  A. The Borrowers and the Bank have entered into an Amended and Restated Revolving Credit Agreement dated as of April 10, 1997, as amended by a First Amendment to Amended and Restated Revolving Credit Agreement and to Revolving Note dated as of July 31, 1997 (as amended, the "Credit Agreement"), pursuant to which the Bank, subject to the terms and conditions set forth therein, agreed to make revolving advances to the Borrowers in the aggregate amount of up to $1,000,000.

                  B. The Borrowers' joint and several obligation to repay the revolving advances made by the Bank under the Credit Agreement is evidenced by the Borrowers' Revolving Note dated April 10, 1997, payable to the Bank's order in the original principal amount of $1,000,000 (the "Prior Note").

                  C. The Borrowers have requested, among other things, that the Bank (i) extend the Commitment Termination Date and the Maturity Date from August 31, 1997 to

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December 31, 1997, (ii) increase the Commitment Amount from $1,000,000 to
$2,500,000 and (iii) waive certain Events of Default on the part of the Borrowers.

                  D. The Bank is willing to grant the Borrowers' requests subject to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. All capitalized terms used in this Second Amendment, unless specifically defined herein, shall have the meanings given to such terms in the Credit Agreement.

                  2. Events of Default have occurred under Section 7.1(c) of the Credit Agreement because (i) K-Tel USA did not have the required minimum Net Income before Taxes through the date of this Second Amendment as required by
Section 5.9 of the Credit Agreement, and (ii) the Borrower was not in compliance with the provisions of Sections 6.2 and 6.4 of the Credit Agreement through the date of this Second Amendment. Upon the terms and subject to the conditions set forth in this Second Amendment, the Bank hereby waives the foregoing Events of Default. This waiver shall be effective only in the specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar circumstance.

                  3. Section 1.1 of the Credit Agreement is hereby amended by deleting the existing definitions of "Commitment Amount," "Commitment Termination Date" and "Maturity Date" and by substituting therefor the following new definitions:

                  "'Commitment Amount' means $2,500,000."

                  "'Commitment Termination Date' means December 31, 1997 or the earlier termination of the Commitment pursuant to Section 7.2 hereof."

                  "'Maturity Date' means December 31, 1997."

                  4. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition of "Second Amendment" in the appropriate alphabetical location:

                  "'Second Amendment' means that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of September __, 1997, between the Bank and the Borrowers."

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                  5. Section 2.2 of the Credit Agreement is hereby amended to read as follows:

                  "Section 2.2 The Advances. The Bank agrees, on the terms and conditions herein set forth, to make Advances to K-Tel USA and Dominion from time to time during the period from the date when all of the conditions set forth in Section 3.1 hereof are met (the "Closing Date") to and including the Commitment Termination Date in an aggregate amount not to exceed at any time outstanding the Borrowing Base less the L/C Amount. Within the above limits, K-Tel USA and Dominion may borrow, prepay pursuant to Section 2.8 and reborrow under this Section 2.2. The Borrowers agree that the proceeds of all Advances made after the effective date of the Second Amendment shall be made only to K-Tel USA and Dominion (and not to the other Borrowers) and shall be used by K-Tel USA and Dominion (and not by the other Borrowers) for the general working capital purposes of K-Tel USA and Dominion. The Advances made by the Bank shall be evidenced by a single promissory note of the Borrowers, dated as of the date of the Second Amendment, payable to the order of the Bank appropriately completed in substantially the form of Exhibit A attached to the Second Amendment, as the same may be renewed, extended, amended or any note shall be issued in substitution therefor from time to time (the "Note"). The Note shall bear interest in accordance with Section 2.4 hereof and principal of and interest on the Note shall be due and payable as provided in Section 2.6 hereof. The Note has been issued in substitution for, and in replacement of, but not in payment of, the Borrowers' Revolving Note dated April 10, 1997, payable to the order of the Bank in the original principal amount of $1,000,000, as amended."

                  6. Section 2.10 of the Credit Agreement is hereby amended to read as follows:

                  "Section 2.10 Use of Loan Proceeds and Letters of Credit. K-Tel USA and Dominion shall use the proceeds of each Advance only for general working capital purposes of K-Tel USA and Dominion. K-Tel USA and Dominion will use each Letter of Credit for its general corporate purposes. Neither the proceeds of any Advances nor any Letter of Credit shall be used by or for the benefit of any of the Borrowers (other than K-Tel USA and Dominion) or any Affiliate of the Borrowers (other than K-Tel USA or Dominion), except for existing documentary Letters of Credit issued for the benefit of K-Tel Consumer Products and documentary Letters of Credit issued after the date of the Second Amendment for the benefit of K-Tel Consumer Products in the ordinary course of business."

                  7. Section 5.8 of the Credit Agreement is hereby amended to read as follows:

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                  "Section 5.8 Capital Base of K-Tel USA. K-Tel USA will
         maintain at all times its Capital Base in an amount not less than ($100,000)."

                  8. Section 5.9 of the Credit Agreement is hereby amended to read as follows:

                  "Section 5.9 Intentionally Omitted."

                  9. Article V of the Credit Agreement is hereby amended by adding the following new Section 5.11:

                  "Section 5.11 Prohibition of Repayment of Indebtedness owing to Philip Kives. The Borrowers covenant and agree that, so long as any Advances shall be unpaid and/or the Bank's Commitment shall be outstanding, none of the Loan Parties will repay any principal of any indebtedness owing by the Loan Parties or any of them to Philip Kives or to any entity controlled by Philip Kives. Nothing in this Section
         5.11 shall be deemed to prohibit the payment of interest, when due, by the Loan Parties to Philip Kives or to an entity controlled by Philip Kives with respect to the outstanding principal indebtedness owed by the Loan Parties or any of them to Philip Kives or to an entity controlled by Philip Kives."

                  10. Article V of the Credit Agreement is hereby amended by adding the following new Section 5.12:

                  "Section 5.12 Prohibition on Repurchase Stock of K-Tel International. The Borrowers covenant and agree that, so long as any Advance shall be unpaid and/or the Bank's Commitment shall be outstanding, none of the Loan Parties shall repurchase any of the issued and outstanding stock of K-Tel International."

                  11. Section 6.2 of the Credit Agreement is hereby amended to read as follows:

                  "Section 6.2 Indebtedness of the Borrowers. None of the Borrowers will incur, create, assume or permit to exist any indebtedness for borrowed money, or any other indebtedness or liability, including, without limitation, trade debt or other payables or Capitalized Leases, except:

                  (a) Indebtedness of the Borrowers to the Bank.

                  (b) Indebtedness of the Borrowers in existence on the date of the Second Amendment and listed in Schedule 6.2 attached to the Second Amendment.

                  (c) Trade debt and other payables of the Borrowers incurred in the ordinary course of business.

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                  (d) Indebtedness of K-Tel USA incurred in connection with
         foreign exchange contracts which are entered into by K-Tel USA solely for the purpose of protecting against exchange change rate fluctuations.

                  (e) Accounts payable of Dominion to attorneys who have represented Dominion in the ordinary course of Dominion's business.

                  (f) Royalties payable by Dominion or K-Tel USA in the ordinary course of Dominion's or K-Tel USA's business.

                  (g) Commissions payable by Dominion or K-Tel USA incurred in the ordinary course of Dominion's or K-Tel USA's business."

                  12. Section 6.4 of the Credit Agreement is hereby amended to read as follows:

                  "Section 6.4 Investments of the Borrowers. None of the Borrowers will purchase or hold beneficially any stock or other securities or evidence of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, except:

                  (a) Investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000.

                  (b) Travel advances to officers and employees of the Borrowers in the ordinary course of business.

                  (c) Advances in the form of progress payments, prepaid rent or security deposits.

                  (d) Investments of the Borrowers in existence on the date of the Second Amendment and listed in Schedule 6.4 attached to the Second Amendment."

                  13. Conditions Precedent. The effectiveness of this Second Amendment shall be subject to the conditions precedent that the Bank shall have received an executed original hereof, together with each of the following, each in form and substance acceptable to the Bank:

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                  (a) The Note, duly executed on behalf of the Borrowers.

                  (b) The First Amendment to Amended and Restated Guaranty by Corporation, duly executed on behalf of K-Tel International, in the form attached hereto as Exhibit B.

                  (c) A certified copy of the resolutions of the Board of Directors of each Loan Party evidencing approval of this Second Amendment and the Note and other matters contemplated hereby, certified by the Secretary or Assistant Secretary of each Loan Party as being a true, correct and complete copy thereof which has been duly adopted and is in full force and effect, together with a certificate of such Secretary or Assistant of such Loan Party certifying the names and true signatures of the officers of such Loan Party who are authorized to sign this Second Amendment and the Note and the other documents to be delivered by the Loan Parties hereunder.

                  (d) Acknowledgment of Borrowers, duly executed on behalf of the Borrowers.

                  (e) Acknowledgment and Agreement of Guarantor attached below, duly executed on behalf of K-Tel International.

                  (f) Form W-9, duly executed by the Borrowers.

                  (g) Payment to the Bank of a fee in the amount of $25,000.

                  (h) Such other items as the Bank may require.

                  14. References. From and after the date of this Second Amendment all references in the Credit Agreement to "this Agreement" and all references in the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Second Amendment. From and after the date of this Second Amendment all references in the Loan Documents to "the Note" shall be deemed to refer to the Note issued to the Bank pursuant to this Second Amendment.

                  15. No Other Changes. Except as explicitly amended by this Second Amendment, all of the original terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

                  16. No Other Waiver. Except as explicitly set forth in paragraph 2 of this Amendment, the execution of this Second Amendment and acceptance of any documents related thereto shall not be deemed to be a waiver of any existing or future Default or Event of Default under the Credit Agreement or any other Loan Document, whether or not known to the Bank and whether or not such Default or Event of Default exists on the date of this Second Amendment.

                  17. Release. The Borrowers and K-Tel International by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Bank, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrowers or any Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Second Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  18. Expenses. The Borrowers hereby reaffirm their agreement under Section 8.5 of the Credit Agreement. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Second Amendment and the documents and instruments incidental thereto.

                  19. Counterparts. This Second Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.


                                      K-TEL INTERNATIONAL (USA), INC.


                                      By ______________________________________
                                         Its___________________________________


                                      DOMINION ENTERTAINMENT, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL PRODUCTIONS, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL VIDEO, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL DIRECT, INC.


                                      By ______________________________________
                                         Its___________________________________

                                      K-TEL TV, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL CONSUMER PRODUCTS, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      TCF NATIONAL BANK MINNESOTA


                                      By ______________________________________
                                         Its___________________________________


                                      And


                                      By ______________________________________
                                         Its___________________________________

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

                  The undersigned, K-Tel International, Inc., a guarantor of the indebtedness of K-Tel International (USA), Inc., Dominion Entertainment, Inc., K-Tel Productions, Inc., K-Tel Video, Inc., K-Tel Direct, Inc., K-Tel TV, Inc. and K-Tel Consumer Products, Inc. (together, the "Borrowers") to the Bank pursuant to its Amended and Restated Guaranty dated as of April 10, 1997, and as amended by First Amendment to Amended and Restated Guaranty by Corporation of even date herewith (as amended, the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Second Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 17 of the foregoing Second Amendment) and execution thereof; (iii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty, its Amended and Restated Collateral Pledge Agreement (the "Pledge Agreement") dated as of April 10, 1997 and its Amended and Restated Security Agreement dated as of April 10, 1997 (the "Security Agreement"); and (iv) acknowledges and agrees that the Bank may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty, Pledge Agreement and/or its Security Agreement for all of the present and future indebtedness of the Borrowers to the Bank.


                                      K-TEL INTERNATIONAL, INC.


                                      By ______________________________________
                                         Its___________________________________

                                  SCHEDULE 6.2
                             TO SECOND AMENDMENT TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


            Schedule of Existing Permitted Indebtedness of Borrowers


1. Lease Agreement dated September 4, 1991 with Bell Atlantic TriCon Leasing Corporation for certain equipment.

2. Payment Plan Equipment Schedule and Payment Agreement dated August 1, 1989 with Hewlett-Packard Company for certain equipment.

3. Payment Plan Equipment Schedule and Payment Agreement dated September 24, 1990 with Hewlett-Packard Company for certain equipment.

4. $125,000 owed to Simitar Entertainment, Inc. for purchase of certain video production rights.


                    [BORROWER TO PREPARE CURRENT LIST OF ALL
                  INTERCOMPANY INDEBTEDNESS ACCEPTABLE TO TCF]

                                  SCHEDULE 6.4
                             TO SECOND AMENDMENT TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


             Schedule of Existing Permitted Investments of Borrowers


                    [BORROWER TO PREPARE CURRENT LIST OF ALL
                   INTERCOMPANY INVESTMENTS ACCEPTABLE TO TCF]